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                                    EXHIBIT 10.25

                                   ACKNOWLEDGEMENT
                     OF TERMINATION AND REPLACEMENT OF OPTION(S)


     The undersigned, _______________________________, hereby acknowledges and agrees to the following:

  1) Pursuant to the U.S. Laboratories Inc. 1998 Stock Option Plan (the "Plan"), the undersigned previously received from U.S. Laboratories Inc. (the "Company") the following option(s) (collectively, the "Original Option") to purchase shares of the Company's common stock:

          An incentive stock option dated _____________, 1998 to purchase _____________ shares at $__________ per share; and/or

          A nonqualified stock option dated __________________, 1998 to purchase ______________ shares at $______________ per share.

  2) On November 9, 1998 the Company effected a reverse stock split (the "Reverse Split") that by the terms of the Original Option would have reduced the number of shares available for purchase thereunder.

  3) Notwithstanding the foregoing, the Company has agreed to maintain the number of shares available for purchase under the Original Option by issuing a replacement incentive stock option and/or nonqualified stock option under the Plan (collectively, the "New Option"), on the condition that (a) the undersigned agrees to certain changes in the exercise price of the Original Option, (b) in the case of an incentive stock option, the undersigned agrees that the New Option will have a revised vesting schedule determined by the Board of Directors of the Company, and (c) the undersigned surrenders the Original Option for termination by the Company.

  NOW THEREFORE, in consideration of the New Option, the undersigned hereby surrenders the Original Option and acknowledges that all rights thereunder are hereby terminated. The undersigned represents to the Company that he/she is the sole holder of the Original Option and that he/she holds the Original Option free of any liens, claims or encumbrances.

  IN WITNESS WHEREOF the undersigned has executed and delivered this Acknowledgement to be effective as of the 10th day of November, 1998.


                              __________________________________________

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                                   ACKNOWLEDGEMENT
                      OF TERMINATION AND REPLACEMENT OF WARRANT


     The undersigned, _______________________________, hereby acknowledges and agrees to the following:

   1) The undersigned previously received from U.S. Laboratories Inc. (the "Company") a warrant (the "Original Warrant") dated _____________, 1998 to purchase _____________ shares at $__________ per share.

   2) On November 9, 1998 the Company effected a reverse stock split (the "Reverse Split") that by the terms of the Original Warrant would have reduced the number of shares available for purchase thereunder.

   3) Notwithstanding the foregoing, the Company has agreed to maintain the number of shares available for purchase under the Original Warrant by issuing a replacement warrant (the "New Warrant"), on the condition that (a) the undersigned agrees to certain changes in the exercise price of the Original Warrant, and (b) the undersigned surrenders the Original Warrant for termination by the Company.

   NOW THEREFORE, in consideration of the New Warrant, the undersigned hereby surrenders the Original Warrant and acknowledges that all rights thereunder are hereby terminated. The undersigned represents to the Company that he/she is the sole holder of the Original Warrant and that he/she holds the Original Warrant free of any liens, claims or encumbrances.

   IN WITNESS WHEREOF the undersigned has executed and delivered this Acknowledgement to be effective as of the 10th day of November, 1998.


                              __________________________________________